United States Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Commission file number 001-16189

Date of Report (Date of earliest event reported): May 11, 2004

NiSource Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16189	35-2108964

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue, Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Current Report of Form 8-K
Item 9. Regulation FD Disclosure.
SIGNATURES
Information to be Disclosed at Annual Meetings

NiSource Inc.
Current Report of Form 8-K

Item 9. Regulation FD Disclosure.

NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of information at the annual meeting of the stockholders of NiSource Inc. on May 11, 2004. This information will also be published on NiSource’s website (www.nisource.com) on May 11, 2004.

NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource’s expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

Exhibit 99	Information to be disclosed at the annual meetings of the stockholders of NiSource Inc. on May 11, 2004 and published on the NiSource website on May 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 11, 2004	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller

Exhibit Number	Exhibit Title
99	Information to be disclosed at the annual meetings of the stockholders of NiSource Inc. on May 11, 2004 and published on the NiSource website on May 11, 2004.